UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
October 28, 2013

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2013, John P. Waldron, Vice President - Controller and principal accounting officer of Campbell Soup Company (“Campbell”), resigned from Campbell, effective November 1, 2013. Mr. Waldron advised Campbell that he has no disagreements with management or the Board of Directors and has resigned for personal reasons.

Effective November 2, 2013, Anthony P. DiSilvestro, Senior Vice President - Finance, will be designated the principal accounting officer. Mr. DiSilvestro, age 54, joined Campbell in 1996 and has been Senior Vice President - Finance since 2010. Mr. DiSilvestro’s responsibilities include oversight of Campbell’s Controller's department, as well as the management of Campbell’s North America finance functions. Prior to his current position, Mr. DiSilvestro served in various senior financial roles at Campbell, including Vice President - Controller and principal accounting officer, and Vice President - Treasurer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: October 31, 2013
	By:	/s/ B. Craig Owens
B. Craig Owens
Senior Vice President - Chief Financial Officer and Chief Administrative Officer